Consolidated Quarterly Financial Data - Unaudited	12 Months Ended
Dec. 31, 2012
Consolidated Quarterly Financial Data - Unaudited
Consolidated Quarterly Financial Data - Unaudited

11. Consolidated Quarterly Financial Data - Unaudited

The following tables provide unaudited consolidated quarterly financial data for the years ended December 31, 2011 and 2012 (in thousands, except per share data):

	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,		Dec. 31,
	2011	2011	2011	2011	2012	2012	2012		2012

Expenses:
Research and development	$384	$1,462	$1,921	$8,001 (a)	$8,150	$11,532	$11,876		$15,642
General and administrative	623	552	893	1,090	1,199	1,685	1,736		2,095
Acquired in-process research and development	500	—	—	—	—	7,000 (b)	—		1,000
Total expenses	1,507	2,014	2,814	9,091	9,349	20,217	13,612		18,737
Loss from operations	(1,507)	(2,014)	(2,814)	(9,091)	(9,349)	(20,217)	(13,612)		(18,737)
Interest income	4	7	14	13	20	39	53		40
Other income(expense)	(1,010)	—	—	—	—	—	—		—
Net loss	$(2,513)	$(2,007)	$(2,800)	$(9,078)	$(9,329)	$(20,178)	$(13,559)		$(18,697)

Net loss per share: basic and diluted	$(5.74)	$(4.11)	$(5.20)	$(15.41)	$(13.59)	$(21.31)	$(0.52	)(c)	$(0.70)

Weighted-average shares: basic and diluted	438	488	539	589	687	947	26,130	(c)	26,740

(a)    In the quarter ended December 31, 2011, the Company began to incur expenses related to rolapitant Phase 3 clinical trials.

(b)   In the quarter ended June 30, 2012, the Company paid a license fee to Merck for niraparib.

(c)    In July 2012, the Company completed its initial public offering, which resulted in net proceeds of approximately $78.0 million from the issuance of 6,430,183 shares of common stock, which includes the sale of 430,183 shares under the underwriters’ over-allotment option. In connection with the initial public offering, all of the outstanding shares of the Company’s convertible preferred stock were converted into 19,410,490 shares of common stock.